Q3’26 Earnings Presentation October 29, 2026 Exhibit 99.1

Statements in this presentation that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, include, but are not limited to, statements regarding: our business strategy; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; trends, opportunities and risks affecting our business, industry and financial results; our ability to successfully leverage our existing business platform and portfolio of assets to produce low carbon products; the timing for completion of the CCS project at our El Dorado facility, including receipt of Class VI permit approval by the EPA and any acceleration thereof; the cost and expected benefits of the CCS project; the impact of trade policy on our business; the availability of raw materials; production volumes at our production facilities; and the anticipated cost and timing of our capital projects, including turnarounds. Forward-looking statements can generally be identified by words or phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “will,” “may,” “plan,” “potential,” “should,” “would,” and similar words or phrases, as well as by discussions of strategy, plans or intentions. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or actual achievements to differ materially from the results, level of activity, performance or anticipated achievements expressed or implied by the forward-looking statements. Significant risks and uncertainties relate to, but are not limited to, business and market disruptions; market conditions and price volatility for our products and feedstocks; global and regional economic downturns that adversely affect the demand for our end-use products; disruptions in production at our manufacturing facilities; increased competitive pressures; our ability to fund the working capital and expansion of our businesses; recruiting and retaining skilled and qualified personnel; our ability to obtain necessary raw materials and purchased components; material increases in cost of raw materials; obtaining and maintaining necessary permits; and other financial, economic, competitive, environmental, political, legal and regulatory factors, including tariffs. These and other risk factors are discussed in the Company’s filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Unless otherwise required by applicable laws, we undertake no obligation to update or revise any forward-looking statements, whether because of new information or future developments. Non-GAAP Measures: This presentation contains non-GAAP financial measures, including adjusted EBITDA and free cash flow. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided in the appendix to this presentation. Estimated future incremental adjusted EBITDA amounts presented herein represent management’s estimates and do not represent expected adjusted EBITDA contribution in any specific fiscal year. Actual results will depend on timing, execution, market conditions and other factors. Forward-Looking Statements

Continued Improved Operational Performance Drives Improved Results Q3’26 Highlights Delivered ~55% and 120% year-over-year growth in adjusted EBITDA(1) and EPS, respectively Continued focus on reliability, efficiency and output at our facilities Expect positive market conditions for both industrial and fertilizer businesses to continue into the first quarter of 2027, as global geopolitical conflicts weigh on international markets Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix.

Global electricity demand is set to grow strongly, driven by electrification, AI-related infrastructure and industrialization Meeting that demand requires copper and other critical minerals, driving a multi-decade structural expansion in mining and strong demand for Ammonium Nitrate (AN) for explosives Elevated copper and gold prices are pushing existing mines to maximize output and new projects to advance as fast as permitting allows; several major projects in Arizona, Nevada and Canada are expected to reach FID in by YE 2026 Positive Outlook on Industrial Markets Industrial Market Source: BloombergNEF Source: S&P Global Projected Annual Growth 2030-2050 14% 12% 14% 17%

Agricultural Market

Strong Fertilizer Pricing with Positive Outlook

- The cost to produce nitrogen for Europe, the global marginal price setter, has increased significantly to ~$1000/MT
- Currently there is an ~$350/MT incentive for producers to run on imported ammonia instead of producing their own; this should increase merchant ammonia demand for as long as TTF remains elevated, adding support to global ammonia pricing for Q4
- We expect healthy nitrogen demand for the 2026/2027 planting season as corn prices have rallied with global consumption of corn projected to outpace production which continues to tighten global stocks to use

Estimated European Cost of Production of Ammonia[1]



$2,500
$2,000
$1,500
$1,000
$500
$0
$/MT
1/1/2019
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
1/1/2025
1/1/2026
Estimated European Cost of Production $/MT

World Corn: Production vs. Consumption & Stocks-to-Use[2]



1,350
1,300
1,250
1,200
1,150
1,100
1,050
1,000
950
900
MMT
27.6%
25.8%
26.0%
25.8%
25.7%
23.6%
23.3%
21.2%
30%
25%
20%
15%
10%
5%
0%
Stocks-to-Use
2019/20
2020/21
2021/22
2022/23
2023/24
2024/25
2025/26 Est.
2026/27 Proj.
Production
Total Consumption (WASDE basis)
Stocks-to-Use

(1) Sources: Profercy, Barchart.com
(2) Sources: USDA FAS PSD history (Oct-26 Release), Total Consumption (WASDE basis) derived by taking beginning stocks + production less ending stocks

5

Q3’26 Financial Results

~55% Increase YOY in Adjusted EBITDA

$ in millions except EPS	Q3’26	Q3’25
Net Sales	$159 M	$155 M
Adjusted EBITDA[1]	$62 M	$40 M
Adjusted EBITDA Margin[2]	39%	26%
Diluted EPS	$0.22	$0.10

- Improved production performance and disciplined commercial execution enhanced our ability to optimize product mix based on market conditions
- Positive YOY growth in adjusted EBITDA, adjusted EBITDA margin and EPS
- TTM Adjusted EBITDA of >$220 million as of 9/30/2026

LSB

(1) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix.
(2) Adjusted EBITDA margin is a non-GAAP financial measure and is calculated as adjusted EBITDA divided by net sales. See the discussion and reconciliation in the appendix.

6

(1) Resilient Earnings Performance Lower costs and disciplined execution driving improved performance $ in millions Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix. Other costs include plant fixed costs, SG&A, and other items. (1) (2) $40 $24 $(7) $(3) $8 $62

Liquidity Remains Robust Providing Financial Flexibility to Drive Value

- Strong operating cash flow and free cash flow
- Net debt/TTM Adjusted EBITDA at 1.1X, driven by solid Adjusted EBITDA growth(1)(2)
- Capital allocation focused on the following:
  - $24 MM YTD related to the development of the El Dorado Carbon Capture Sequestration (CCS) project
  - Safety and reliability investments
- Strengthened balance sheet, positioning the company for organic and inorganic growth opportunities

$ in millions	09/30/26	09/30/25
Cash & ST Inv.	$204 M	$152 M
Total Debt	$442 M	$448 M
Net Debt(1)/ TTM Adj. EBITDA(2)	1.1X	2.0X
Operating Cash Flow	$132 M(4)	$78 M(5)
Sustaining CAPEX	$58 M(4)	$34 M(5)
Free Cash Flow(3)	$74 M(4)	$44 M(5)
Investment CAPEX	$7 M(4)	$23 M(5)
El Dorado CCS Development	$24 M(4)	$--
Net Cash(6)	$43 M(4)	$21 M(5)

(1) Net debt calculated as total long-term debt including current maturities minus cash and cash equivalents and short-term investments.
(2) Adjusted EBITDA is a non-GAAP financial measure. See the discussion and reconciliation in the appendix.
(3) Free cash flow is a non-GAAP financial measure and is defined as cash flow from operating activities less sustaining capital expenditures. See the discussion and reconciliation in the appendix.
(4) For nine months ended September 30, 2026.
(5) For nine months ended September 30, 2025.
(6) Net Cash is a non-GAAP liquidity measure calculated as free cash flow less investment capital expenditures and El Dorado CCS Development expenditures.

LSB

8

$20 million already delivered $75–90 million in execution or identified Company-Driven Levers Build to add $95–$110 Million of Estimated Annual Adjusted EBITDA(1) Represents management’s estimate of annualized adjusted EBITDA run-rate opportunity and does not represent expected adjusted EBITDA contribution in any specific fiscal year. Actual realized contribution will depend on timing, execution, market conditions and other factors. We have not reconciled the forward-looking estimates of adjusted EBITDA to the comparable GAAP measure because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding, and the potential variability of, cost levels of key production inputs, timing, market conditions and related product demand. Accordingly, reconciliations of the forward-looking estimates of adjusted EBITDA to net income are not available at this time without unreasonable effort. Net of CCS operating costs over the period, subject to continued qualification. Although the credits are expected to be recognized in earnings as they are earned, the timing of related cash inflows may vary depending on the tax credit monetization method selected. As a result, cash receipts may not coincide with earnings recognition. STATUS Delivered In execution Identified Upside to high end of range ~35-40% Captured of the $95–110M potential is expected to be in the run-rate by the end of 2026 ~70-80% Captured in execution: operational improvement + CCS (operations expected by YE 2027) (2)

Appendix

EBITDA and Adjusted EBITDA Reconciliation

LSB Consolidated ($ In Thousands)	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Net income	**$ 16,347**	**$ 7,115**	**$ 29,843**	**$ 8,481**
Plus:				
Interest expense and interest income, net	4,925	5,977	15,829	18,616
Loss on extinguishment of debt	—	—	—	59
Depreciation and amortization	22,330	19,423	65,195	60,257
Provision for income taxes	5,543	2,536	1,496	3,337
EBITDA	**49,145**	**$ 35,051**	**112,363**	**$ 90,750**
Stock-based compensation	2,543	1,719	10,210	5,539
Restructuring costs	—	1,063	—	1,063
Legal Fees & Settlements - Specific Matters	1,449	485	2,158	949
Loss on disposal or write down of assets	2,896	433	3,826	3,033
Turnaround costs	6,269	1,087	38,964	5,722
Growth Initiatives	—	263	—	406
Adjusted EBITDA	**$ 62,302**	**$ 40,101**	**$ 167,521**	**$ 107,462**

1) EBITDA is defined as net income (loss) plus interest expense and interest income net, plus loss (or less gain) on extinguishment of debt, plus depreciation and amortization (D&A) (which includes D&A of property, plant and equipment and amortization of intangible and other assets), plus provision (or less benefit) for income taxes. We believe that certain investors consider EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. EBITDA has limitations and should not be considered in isolation or as a substitute for net income (loss), operating income (loss), cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, this presentation of EBITDA may not be comparable to a similarly titled measure of other companies. The above table provides a reconciliation of net income (loss) to EBITDA for the periods indicated. We have not provided a reconciliation between forecasted incremental EBITDA and net income (loss), the most directly comparable GAAP measure, because applicable information for future periods, on which this reconciliation would be based, is not available without unreasonable effort due to the unavailability of reliable estimates for selling prices and natural gas costs, among other items. These items may vary greatly between periods and could significantly impact future financial results.

2) Adjusted EBITDA is reported to show the impact of non-cash stock-based compensation, non-routine specific legal costs or settlements, one time/non-cash or non-operating items, such as one-time income or fees, loss (gain) on sale of a business and/or other property and equipment, certain costs incurred on growth initiatives, and significant planned maintenance/turnaround costs. We historically have performed Turnaround activities on an annual basis, however we are moving towards extending Turnarounds to a two or three-year cycle. Rather than being capitalized and amortized over the period of benefit, our accounting policy is to recognize the costs as incurred. Given these Turnarounds are essentially investments that provide benefits over multiple years, they are not reflective of our operating performance in a given year. As a result, we believe it is more meaningful for investors to exclude them from our calculation of adjusted EBITDA used to assess our performance. We believe that the inclusion of supplementary adjustments to EBITDA is appropriate to provide additional information to investors about certain items. The above table provides reconciliations of EBITDA excluding the impact of the supplementary adjustments.

LSB

11

Trailing Twelve-Month EBITDA and Adjusted EBITDA* (1) See definition of EBITDA on previous page (2) See definition of adjusted EBITDA on previous page *Columns and rows may not foot due to rounding

Net Leverage Reconciliation – Net Debt to Adjusted EBITDA 2026 2025 Net Debt / TTM Adjusted EBITDA Net Debt (1) 238.7 $ 296.4 $ TTM Adjusted EBITDA (2) 221.6 145.0 Net Debt / TTM Adjusted EBITDA 1.1 2.0 TTM Ended September 30, (In Millions), except ratio amounts 2026 2025 Reconciliation of Total Debt to Net Debt: Long-term debt, net 441.3 $ 447.6 $ Current portion of long-term debt 0.9 0.8 $ Total debt 442.2 448.4 $ Less: Cash and cash equivalents (37.7) (28.0) $ Less: Short-term investments (165.8) (124.0) $ Net Debt 238.7 $ 296.4 $ As of September 30, (In Millions) (1) Net Debt is a non-GAAP financial measure. See the Net Debt reconciliation below. (2) TTM Adjusted EBITDA is a non-GAAP financial measure. See the Trailing Twelve-Moths EBITDA and Adjusted EBITDA reconciliation on page 12. Net Debt to Adjusted EBITDA Net Debt

Reconciliation – Cash Flows 2026 2025 Reconciliation of Net Cash Provided by Operating Activities to Net Cash: Net cash provided by operating activities 131.7 $ 77.6 $ Less: Sustaining capital expenditures (1) (57.5) (34.0) Free cash flow (2) 74.2 $ 43.6 $ Less: Investment capital expenditures (3) (6.9) (22.3) Less: El Dorado CCS Development expenditures (4) (24.1) — Net Cash 43.2 $ 21.3 $ Nine Months Ended September 30, (In Millions) 2026 2025 Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Net cash provided by operating activities 131.7 $ 77.6 $ Less: Sustaining capital expenditures (1) (57.5) (34.0) Free Cash Flow 74.2 43.6 Nine Months Ended September 30, (In Millions) (1) Sustaining capital expenditures represent capital expenditures necessary to maintain the efficiency, production levels and safety of the Company's manufacturing facilities. Net Cash Free Cash Flow (1) Sustaining capital expenditures represent capital expenditures necessary to maintain the efficiency, production levels and safety of the Company's manufacturing facilities. (2) Free cash flow is a non-GAAP liquidity measure calculated as net cash provided by operating activities less sustaining capital expenditures. Free cash flow should not be considered in isolation or as a substitute for measures of liquidity prepared in accordance with GAAP and does not necessarily represent cash available for discretionary expenditures. (3) Investment capital expenditures represent capital expenditures intended to increase future gross profit through increased production volumes or reduced costs. (4) El Dorado CCS Development expenditures represent capital expenditures to develop the Company's CO2 capture and sequestration project at its El Dorado Facility.